UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 24, 2011

CHINA HEALTH INDUSTRIES HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51060	86-0827216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Binbei Street, Songbei District Harbin City, Heilongjiang Province People’s Republic of China	150028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-451- 51719407

Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Company is filing this Amendment to the Current Report on Form 8-K filed on June 28, 2011 (“Original Report”) to include the letter from Windes & McClaughry Accountancy Corporation (“Windes”) to the Securities and Exchange Commission stating that they agreed with the disclosures made herein as Exhibit 16.1.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 24, 2011, the board of directors of China Health Industries Holdings, Inc. (hereinafter referred to as “we,” “us,” “our,” or the “Company”) dismissed Windes as our independent registered public accounting firm and appointed De Joya Griffith & Company LLC (“De Joya”) as our new independent registered public accounting firm. The decision to appoint De Joya as our new independent registered public accounting firm was approved by our board of directors on June 24, 2011.

Windes has not provided any opinions, qualification or modification to our financial statements for each of the past two fiscal years. The Company does not have, as otherwise disclosed above, any other disagreements or reportable events as described under Item 304(a)(1) of Regulations S-K.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Windes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Windes, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Windes with a copy of this disclosure before its filing with the SEC. We requested that Windes provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements , and we received a letter from Windes stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report and is incorporated herein by reference.

New Independent Registered Public Accounting Firm

Our board of directors appointed De Joya as our new independent registered public accounting firm effective as of June 24, 2011. During the two most recent fiscal years and through the date of our engagement, we did not consult with De Joya regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging De Joya, De Joya did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to change our independent registered public accounting firm from Windes to De Joya.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
16.1 Letter dated July 1, 2011 from Windes & McClaughry Accountancy Corporation to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH INDUSTRIES HOLDINGS, INC.

Dated: July 1, 2011	By:	/s/ Xin Sun
	Name:	Xin Sun
	Title:	Chief Executive Officer and Chief Financial Officer